EXHIBIT 10.1

BGC PARTNERS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of September 12, 2013, by and among BGC PARTNERS, Inc., a Delaware corporation (the “Borrower”), the several financial institutions from time to time party to the Credit Agreement described below, as Lenders who have executed this Amendment, and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent.

PRELIMINARY STATEMENTS

A. The Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of June 23, 2011, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower and the Lenders have agreed to extend the Revolving Credit Termination Date of the Credit Agreement, all under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

1.1. The definition of the term “Revolving Credit Termination Date” contained in Section 5.1 of the Credit Agreement shall be amended by replacing the date “September 23, 2013” appearing therein with the date “October 23, 2013”.

SECTION 2.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Guarantors, the Administrative Agent and the Lenders shall have executed and delivered this Amendment.

2.2. After giving effect to the amendments hereunder, each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except that (a) the representations and warranties made under Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders and (b) the representations and warranties contained in Section 6.6 shall be deemed to refer to December 31, 2012.

2.3. Upon giving effect to this Amendment, (a) the Borrower shall be in compliance in all material respects with all of the terms and conditions of the Loan Documents and (b) no Unmatured Termination Event, Termination Event, Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

SECTION 3.	REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments called for hereby, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph (a) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders and (b) the representations and warranties contained in Section 6.6 shall be deemed to refer to December 31, 2012), and after giving effect to this Amendment (x) the Borrower is in compliance in all material respects with all of the terms and conditions of the Loan Documents and (y) no Unmatured Termination Event, Termination Event, Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.	MISCELLANEOUS.

4.1. As an additional inducement to and in consideration of the Administrative Agent’s and the Lenders’ acceptance of this Amendment, each Guarantor hereby acknowledges the execution of this Amendment by the Borrower and acknowledges that this acknowledgement is not required under the terms of the Credit Agreement and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgement or consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in the Credit Agreement. Each Guarantor hereby agrees that its obligations as a Guarantor under the Credit Agreement shall apply to all Obligations as they may be amended by this Amendment. Each Guarantor further acknowledges and agrees that its obligations as a Guarantor under the Credit Agreement shall be and remain in full force and effect.

4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

4.4. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the credit facilities and the preparation, execution and delivery of this Amendment, and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent with respect to the foregoing.

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This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

BGC PARTNERS, INC.

By	/s/ A. Graham Sadler
Name	A. Graham Sadler
Title	Chief Financial Officer

“GUARANTORS”

BGC CAPITAL MARKETS, L.P.

By	/s/ A. Graham Sadler
Name	A. Graham Sadler
Title	Chief Financial Officer

BGC BROKERS US, L.P.

By	/s/ A. Graham Sadler
Name	A. Graham Sadler
Title	Chief Financial Officer

BGC PARTNERS, L.P.

By	/s/ A. Graham Sadler
Name	A. Graham Sadler
Title	Chief Financial Officer

BGC HOLDINGS, L.P.

By	/s/ A. Graham Sadler
Name	A. Graham Sadler
Title	Chief Financial Officer

NEWMARK & COMPANY REAL ESTATE, INC.

By	/s/ Jeffrey Gural
Name	Jeffrey Gural
Title	Chairman

G&E REAL ESTATE MANAGEMENT SERVICES, INC.

By	/s/ Stephen M. Merkel
Name	Stephen M. Merkel
Title	Executive Vice President

Accepted and agreed to as of the date and year last above written.

“AGENT”

BANK OF MONTREAL, as Administrative Agent

By	/s/ Linda Haven
Name	Linda Haven
Title	Managing Director

“LENDERS”

BANK OF MONTREAL

By	/s/ Linda Haven
Name	Linda Haven
Title	Managing Director

BANK OF AMERICA, N.A.

By	/s/ Shubhashis De
Name	Shubhashis De
Title	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Robert L. Barrett
Name	Robert L. Barrett
Title	Senior Vice President

WELLS FARGO BANK, N.A.

By	/s/ David Michaels
Name	David Michaels
Title	Senior Vice President

FIFTH THIRD BANK

By	/s/ Lydia Altman
Name	Lydia Altman
Title	Vice President

THE BANK OF NEW YORK MELLON

By	/s/ Diane Demmler
Name	Diane Demmler
Title	Vice President